UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

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ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission FileNumber)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook,
Illinois 60440

(Address of principal executive offices, including ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2021, Ulta Beauty, Inc. (the “Company”) announced that it is implementing a chief executive officer (“CEO”) succession plan. Effective June 2, 2021 Mary Dillon, the Company’s CEO, will transition to the newly created role of Executive Chair of the Board of Directors and David Kimbell, the Company’s President, will succeed Mary Dillon as CEO. Mr. Kimbell will also be nominated by the Board of Directors to stand for election to the Board at the June 2, 2021 Annual Meeting of Stockholders. Also, effective June 2, 2021, Kecia Steelman, the Company’s Chief Store Operations Officer, will become the Company’s Chief Operating Officer. A copy of the press release announcing the foregoing is filed as Exhibit 99.1 to this report.

Ms. Steelman, 50, was named Chief Store Operations Officer in September 2015, after having previously served as Senior Vice President, Store Operations since July 2014. Prior to joining Ulta Beauty, she was Group Vice President at Family Dollar Corporation from 2011 to 2014, after joining the company in 2009 as Vice President, Store Development and Store Operations. From 2005 to 2009, she was Vice President, General Manager of Expo Design Center, Home Depot Design Center and YardBIRDs and Director of New Store Innovations at the Home Depot Corporation. Ms. Steelman began her career at Target Corporation and served in a variety of retail operations and merchandising roles with increasing responsibility from 1993 to 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the Exhibit Index below is being furnished herewith.

Exhibit No.	Description
99.1	Press release issued by Ulta Beauty, Inc. on March 11, 2021 announcing a CEO succession plan.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: March 11, 2021	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Compliance Officer & Corporate Secretary

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